UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2020 (February 28, 2020)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38108	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2200, Atlanta, GA		30305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001 per share	CMLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced on January 9, 2020, John Abbot resigned from his position as the Executive Vice President, Treasurer and Chief Financial Officer of Cumulus Media Inc. (the “Company”) to pursue other opportunities at a company based closer to his home. Mr. Abbot’s resignation was effective on February 28, 2020. The Company is continuing the search process for a permanent Chief Financial Officer.

Effective February 28, 2020, Sallie Kimbrough, who was recently named Chief Accounting Officer and VP, Finance of the Company, has been designated as the Company’s principal accounting officer and principal financing officer in addition to her current responsibilities pending the finding of Mr. Abbot’s successor.

Ms. Kimbrough joined the Company in April 2018 as VP of Finance & Corporate Controller, and was appointed as Chief Accounting Officer and VP, Finance in January 2020. Prior to joining the Company, she served as Senior Director, Americas Controller from April 2016 to April 2018 at NCR Corporation, a software, managed and professional services, consulting and technology company, where she led the Americas accounting team. From February 2014 to April 2016, she worked at Southwire Company, a leading manufacturer of wire and cable, tools, components and assembled solutions, where she ultimately served as Assistant Corporate Controller, beginning in March 2015, responsible for overseeing the completion of financial statements and managing the external audit and internal controls. Prior thereto, Ms. Kimbrough held various accounting roles at Equifax Inc. and BellSouth Corporation and began her career with PricewaterhouseCoopers. She received her Master of Accountancy from the University of Mississippi and her B.S. in Accounting from the University of North Alabama. Ms. Kimbrough is a Certified Public Accountant licensed in the state of Georgia.

Ms. Kimbrough will not receive any additional compensation for her services as principal accounting officer or principal financial officer.

Ms. Kimbrough is not party to any transactions with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

March 4, 2020	By:	/s/ Richard S. Denning
	Name:	Richard S. Denning
	Title:	Executive Vice President, General Counsel and Secretary

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